UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report  May 31, 2013

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	32

Statement of operations	33

Statements of changes in net assets	34

Statement of cash flows	35

Financial highlights	36

Notes to financial statements	37

Report of independent registered public accounting firm	52

Additional information	53

Annual chief executive officer and principal financial officer certifications	60

Other shareholder communications regarding accounting matters	61

Dividend reinvestment plan	62

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 28, 2013

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded over the twelve months ended May 31, 2013, but the pace was generally far from robust. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was a tepid 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract over the next two months before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November. While manufacturing then expanded over the next five months, in May 2013 the PMI fell to 49.0, its lowest level since July 2009.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” These comments initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and recouped its losses in early July, the bond market has not rebounded as sharply. As a result, Treasury yields remain higher than they were prior to Chairman Bernanke’s press conference.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% in July 2012, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

July 5, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Global High Income Fund Inc.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global High Income Fund Inc.	V

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed-income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Ryan K. Brist and Christopher F. Kilpatrick. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and generally outperformed equal-durationi Treasuries over the twelve months ended May 31, 2013. Risk aversion was prevalent at times given mixed economic data, contagion fears from the European sovereign debt crisis and uncertainties regarding future Federal Reserve Board (“Fed”)ii actions. However, periodic setbacks were often temporary in nature and spread sector demand was generally solid as investors looked to generate incremental yield in the low interest rate environment.

Both short- and long-term Treasury yields moved higher during the twelve months ended May 31, 2013. Two-year Treasury yields rose from 0.27% at the beginning of the period to 0.30% at the end of the period. Their peak of 0.30% occurred on several occasions and they were as low as 0.20% on April 29, 2013. Ten-year Treasury yields were 1.59% at the beginning of the period and peaked at 2.16% at the end of the period. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%.

The Barclays U.S. Aggregate Indexiii returned 0.92% for the twelve months ended May 31, 2013. Investment grade corporate bonds posted solid results, with the Barclay U.S. Credit Indexiv gaining 4.26%. Comparatively, riskier fixed-income securities produced robust returns. Over the fiscal year, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v gained 14.82%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 19.60% and 12.55%, respectively. In contrast, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned 10.41% for the twelve months ended May 31, 2013. At the same time, corporations domiciled in emerging market countries, as measured by the Barclays Emerging Market U.S. Dollar Corporate Index,vii returned 11.17%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We slightly increased the Fund’s modest allocation to investment grade corporate bonds and pared a small amount of its exposure to our largest

Western Asset Global High Income Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

allocation, high-yield corporate bonds. However, within the high-yield allocation, we added to the Fund’s CCC-rated bonds based on valuations, the fundamental backdrop and our belief that CCC-rated bonds tend to have lower durations and would be less sensitive to changes in interest rates. Additionally, we reduced our exposure to BB-rated securities which typically have longer durations versus the high yield market. Within our emerging market allocation, we marginally reduced our sovereign exposure in favor of emerging market corporate bonds. We felt the latter would be more resilient in a rising rate environment and it offered better relative value. We also actively participated in the high yield and investment grade bond and emerging market new issue markets and purchased securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curveviii positioning and duration. They did not meaningfully impact the Fund’s performance during the reporting period.

Currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. These hedges, which were intended to offset the decline or appreciation in the value of our euro bonds when translated back to U.S. dollars, were a small detractor from performance. Options on high-yield index swaps and high-yield index swaps were used to opportunistically manage the Fund’s exposure to the high-yield market. These “market hedges” were intended to protect the portfolio from periods of risk aversion, while maintaining the Fund’s exposure to higher betaix (and higher income) idiosyncratic investments. All told, these instruments detracted from performance.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with leverage as a percentage of gross assets, of approximately 21%, relatively unchanged during the twelve months ended May 31, 2013. The use of leverage was additive for results given the positive performance of high-yield bonds and emerging market debt.

Performance review

For the twelve months ended May 31, 2013, Western Asset Global High Income Fund Inc. returned 16.51% based on its net asset value (“NAV”)x and 12.77% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 0.92%, 14.82% and 10.41%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagexi returned 19.24% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.16 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2013

Price Per Share	12-Month Total Return*
$13.71 (NAV)	16.51%†
$13.30 (Market Price)	12.77%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

2	Western Asset Global High Income Fund Inc. 2013 Annual Report

Q. What were the leading contributors to performance?

A. The Fund’s exposure to high-yield corporate bonds was the largest contributor to performance during the reporting period. Within the high-yield market, we had a bias for lower-quality CCC-rated bonds over higher quality BB-rated securities. This positioning was beneficial, given the significant outperformance of CCC-rated bonds versus their BB-rated counterparts. Our exposure to several high-yield bonds was also additive for performance during the reporting period. Examples of holdings that contributed to performance were Sprint Nextel Corp., Realogy Holdings Corp. and Wind Acquisition Holdings Finance. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, Japan’s investment grade rated Softbank made a bid to acquire B-rated Sprint Nextel during the reporting period, sending Sprint Nextel’s bonds higher. Realogy Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Wind Acquisition Finance is the third largest wireless provider and the second largest wireline provider in Italy. Its bonds performed poorly earlier in the reporting period. We maintained our position, as we felt the weakness was primarily due to the fact that the company is located in Italy, a peripheral European country that was a key concern in the European sovereign debt crisis. As the period progressed, Wind Acquisition Finance’s bonds rebounded sharply, as its fundamentals remained intact and the European Central Bank (“ECB”)xii took actions to support peripheral European countries.

The Fund’s emerging market debt exposure also contributed to performance. In particular, the Fund’s Venezuelan hard currency sovereign debt and Mexican local sovereign debt generated strong results. Venezuelan hard currency sovereign bonds, which began the period at cheap valuations, benefited from higher oil prices and increased expectations that President Chavez would not be reelected. While Chavez was reelected in October 2012, it was not enough to offset the country’s sovereign bond’s earlier strong results. On March 5, 2013, Chavez died and Venezuelan hard currency sovereign debt rallied sharply. We believe valuations in Venezuela are still very attractive at a yield level of approximately 9% and our belief is that there are both ability and willingness for the country to meet its debt obligations. Mexican local sovereign debt was supported by improving economic growth, led by gains in the manufacturing sector. This also triggered solid demand for the Mexican peso. Allocation to Russia also benefited as Russian sovereign debt and corporate debt all generated strong returns.

Finally, the Fund’s allocation to investment grade corporate bond market contributed to absolute results. In particular, an allocation to Citigroup, Inc. benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals.

Q. What were the leading detractors from performance?

A. While the portfolio’s exposure to emerging market debt added to results on an absolute basis, within the asset class the Fund’s allocation to Latin American hard currency sovereign debt, in countries such as Brazil, Colombia, Mexico and Peru detracted from performance. Exposure to hard currency sovereign debt in Indonesia also detracted from performance. As previously discussed, emerging market sovereign debt is more sensitive to rising interest rates. With rates rising sharply during the period it negatively impacted the Fund’s sovereign debt exposure.

Within the high-yield bond market, the Fund’s relatively modest position in Seat Pagine Gialle SpA was not rewarded. Seat Pagine Gialle SpA is a directories publisher in Italy. The industry has been going through a structural decline over the last few

Western Asset Global High Income Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

years given the shift in consumers’ preferences for using the Internet for local searches rather than traditional yellow pages and white pages. While the company’s Internet business has been growing, it has not been sufficient to offset the decline in print. In February 2013, Seat Pagine Gialle SpA missed an interest payment and the bond’s prices declined as markets were rising.

Finally, in the investment grade corporate bond market, having a position in Cliff’s Natural Resources, detracted from results. The company has suffered from a decline in prices for iron-ore and metallurgical coal that is used for producing steel and steel related products. During the first half of the reporting period, its bonds traded down from a premium to a slight discount. We decided to add exposure in November and December of 2012. Thus far in 2013, we have been pleased to see the company manage its balance sheet proactively. The company cut its equity dividend and sold additional common shares to maintain their investment grade rating profile. The market was still unimpressed and its bonds have moved modestly lower. We continue to hold our positions.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2013

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2013 were: Sovereign Bonds (24.1%), Energy (18.0%), Consumer Discretionary (15.7%), Financials (14.9%) and Materials (14.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no

4	Western Asset Global High Income Fund Inc. 2013 Annual Report

deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
v

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Barclays Emerging Market U.S. Dollar Corporate Index is a subset of the Barclays U.S. Emerging Markets Index, which includes fixed- and floating-rate U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
ix

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

xii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global High Income Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and May 31, 2012 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Global High Income Fund Inc. 2013 Annual Report

Spread duration (unaudited)

Economic Exposure — May 31, 2013

Total Spread Duration

EHI	— 4.51 years
Benchmark	— 4.89 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

___________________________

ABS	— Asset Backed Securities
Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2013

Total Effective Duration

EHI	— 4.97 years
Benchmark	— 5.62 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

8	Western Asset Global High Income Fund Inc. 2013 Annual Report

Schedule of investments

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 95.8%
Consumer Discretionary — 15.0%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	380,000		$ 410,875
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	289,844	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,320,383	(a)
Total Auto Components					2,021,102
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		783,150	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		332,412	(a)
Total Automobiles					1,115,562
Diversified Consumer Services — 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		607,500	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	390,000		407,062	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		219,225	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		542,400	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,180,000		1,175,575
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		497,500	(a)
Total Diversified Consumer Services					3,449,262
Hotels, Restaurants & Leisure — 4.2%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	722,875		706,200	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		446,900	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	670,000		726,950
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		8,825
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,340,800	(b)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	580,000		561,150	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	60,000		58,050	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		872,987
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		1,034,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		500,485	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		780,500	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,229,896		1,317,538	(a)(c)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,703,672

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		$ 862,400	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		447,300	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,112,895	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,730,000		1,725,675	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,150,000		1,302,375
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	180,000		198,900	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,174,325
Total Hotels, Restaurants & Leisure					17,881,927
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		928,563	(a)
Media — 6.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		321,175
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		921,382	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,478,775	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		291,525
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	130,300	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	194,962	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000		561,800	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		263,750	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		74,375
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,770,000	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,036,150	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		201,875
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	590,000		681,450	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	910,000		985,075
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,558,374	(b)
Lynx II Corp., Senior Notes	6.375%	4/15/23	1,510,000		1,581,725	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,073,913	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		535,200
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,269,688	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	947,517	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	126,063	(a)(f)
Time Warner Inc.	6.500%	11/15/36	160,000		190,207	(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	308,528	(a)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
UBM PLC, Notes	5.750%	11/3/20	1,500,000		$ 1,565,581	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		772,125	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		896,700	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		726,000	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	90,000		97,200	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		367,125	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,729,073	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,049,543	(a)
Total Media					28,707,156
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	790,000		814,688	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		188,100	(b)
Total Multiline Retail					1,002,788
Specialty Retail — 1.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		713,125	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,419,484	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		2,034,896	(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		1,002,963
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		155,250	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,130,000		1,132,825	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		689,850	(a)(b)
Total Specialty Retail					8,148,393
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		598,000	(a)(b)
Total Consumer Discretionary					63,852,753
Consumer Staples — 2.3%
Food Products — 1.6%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000		315,200	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,531,554	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	640,000		689,600	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	940,938	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	723,798	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	306,000		327,420	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000		407,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,268,500	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000	$ 397,750	(a)
Total Food Products				6,601,760
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	200,000	214,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	350,000	378,875	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	740,000	751,100	(a)
Total Household Products				1,343,975
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	516,000	(a)(b)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000	1,383,687	(b)
Total Consumer Staples				9,845,422
Energy — 17.4%
Energy Equipment & Services — 1.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000	452,025	(b)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	50,000	52,875
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	680,000	710,600
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000	558,600	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,375,000	1,485,000	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	910,000	991,900	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000	635,550	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	879,450
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	447,925	(a)
Total Energy Equipment & Services				6,213,925
Oil, Gas & Consumable Fuels — 16.0%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	540,000	531,225	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	61,092
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	332,062	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,040,000	1,077,700	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000	403,650	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	298,900	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	648,150	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000	234,675
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	490,200	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	672,700
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	949,200

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000		$ 799,350
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		182,944	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000		669,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000		876,900	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	519,170		508,787	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,260,000		1,354,500
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		315,026	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	990,753		1,087,351	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000		1,470,600	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000		891,000	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,421,015	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		98,659
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000		653,167	(b)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	690,000	EUR	991,039	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	620,000		664,950	(a)(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	460,000		460,000
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000		432,600	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000		908,062
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	730,000		746,425
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000		328,500	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000		2,653,306	(a)(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000		1,136,158	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		408,627	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000		870,100
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000		1,728,967	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000		567,300	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	630,000		655,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	610,000		634,400	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000		536,550	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000		155,513
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000		742,500
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000		506,537	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000		929,388	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	480,000		406,800	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,060,000		885,100	(f)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000	$ 697,125	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	877,500	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	911,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	370,540	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	274,510	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,118,000	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,895,050	(g)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	435,557	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,756,859	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,687,500	(b)
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	1,220,000	1,198,650	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,081,550	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,120,125	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,385,000	2,747,570	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000	645,132	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	583,237	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,092,000	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	541,800	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,005,000	2,135,325	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	503,700	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,257,491	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	1,017,398	(a)(b)
Samson Investment Co., Senior Notes	10.000%	2/15/20	1,840,000	1,927,400	(a)(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000	279,450
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	560,000	579,600
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	540,600	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	430,000	414,413	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	323,950	(a)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	300,000	336,000	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,010,000	1,194,325	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000	533,400	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	650,739	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,310,000	975,950	(a)
Total Oil, Gas & Consumable Fuels				68,079,571
Total Energy				74,293,496
Financials — 13.1%
Capital Markets — 1.4%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000	384,043	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000	1,774,526	(b)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		$ 2,734,960	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		465,057	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		553,771	(b)
Total Capital Markets					5,912,357
Commercial Banks — 2.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,737,273	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,500,000		1,511,250
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	390,000		405,876	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000		975,487	(a)(b)(h)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,625,160	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,880,000		1,966,941	(a)(b)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		485,300	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	782,000		809,448	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		379,602
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		643,949	(a)
Total Commercial Banks					12,540,286
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,534,315	(b)
American Express Co., Notes	7.000%	3/19/18	260,000		320,131	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,296,200	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,151,777	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	210,000		234,150
Total Consumer Finance					5,536,573
Diversified Financial Services — 5.5%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		561,781	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,866,464	(b)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,466,000		1,570,452	(b)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,623,274	(b)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	170,000		169,150	(a)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		761,853	(b)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,312,198	(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000		993,038	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	160,000		161,200	(a)(h)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		538,415
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,925,775
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,073,950
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	4,780,000		4,839,750	(h)(i)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	600,000		660,000	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		$ 801,050
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		547,500	(a)(b)(h)
Total Diversified Financial Services					23,405,850
Insurance — 1.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,094,384	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		476,100	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	240,000		236,400	(h)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		588,000	(a)
Total Insurance					6,394,884
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,670,764	(a)(b)
Real Estate Management & Development — 0.1%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		426,550	(a)
Total Financials					55,887,264
Health Care — 5.3%
Health Care Equipment & Supplies — 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	540,000		544,725	(a)
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000		408,025
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	990,000		949,162
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	875,511	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	547,195	(a)
Total Health Care Equipment & Supplies					3,324,618
Health Care Providers & Services — 3.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		837,500	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	190,000		199,025	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,082,900	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,520,000		2,575,125
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,176,585	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		804,825
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		552,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,080,000		1,236,600	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		127,050	(a)(b)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	40,000		42,900
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,584,125	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,410,958	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	430,000		451,500
INC Research LLC, Senior Notes	11.500%	7/15/19	280,000		302,400	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,042,000	EUR	1,445,757	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	640,000		486,400	(a)(f)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Radnet Management Inc., Senior Notes	10.375%	4/1/18	860,000		$ 927,725
US Oncology Inc. Escrow	—	—	150,000		6,562	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	360,000		383,850	(b)
Total Health Care Providers & Services					16,634,287
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,172,791	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	250,000	EUR	332,996	(a)
Total Pharmaceuticals					2,505,787
Total Health Care					22,464,692
Industrials — 12.3%
Aerospace & Defense — 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		613,250	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,150,000		1,188,813	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		451,500	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,550,000		1,697,250	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		503,700
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,619,750	(a)
Total Aerospace & Defense					6,074,263
Airlines — 1.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		319,238	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	359,591		382,965	(a)(b)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	1,380,000		1,386,900	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	821,000		831,262	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	57,298		60,197
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	376,373		416,833	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		271,700	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,508,171	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		152,215	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000		420,000
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	247,190		252,752	(b)
Total Airlines					6,002,233
Building Products — 0.7%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	700,000		695,625	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000		581,700	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	190,000		201,875	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	17

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Building Products — continued
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	260,000		$261,950	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		393,300	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	865,466	(a)
Total Building Products					2,999,916
Commercial Services & Supplies — 1.7%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	571,000		541,022	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,170,000		1,208,025
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		532,450	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,470,000		1,594,950
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		478,375	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	956,000		1,070,720	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		346,080	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,054,650	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		295,650
Total Commercial Services & Supplies					7,121,922
Construction & Engineering — 0.9%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		743,050	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,610,000		2,538,225	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	550,000		581,369	(d)(e)
Total Construction & Engineering					3,862,644
Electrical Equipment — 0.5%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000		501,250	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		579,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	770,000		795,025	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	133,224	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	132,575	(a)
Total Electrical Equipment					2,141,674
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		615,600
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		834,042	(a)(b)
Total Industrial Conglomerates					1,449,642
Machinery — 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,612,925	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		768,400	(a)(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,308,258	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	$526,008	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	480,000		505,200	(a)
Total Machinery					5,720,791
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	848,035		797,153	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	511,000		512,277
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000		1,643,200	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	490,000		501,025	(a)
Total Marine					3,453,655
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,694,143		1,770,379	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,598,692	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	279,771	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	160,000		170,800	(a)(d)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,223,525	(b)
Total Road & Rail					5,043,167
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,063,300
Transportation — 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	910,000		764,400	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,652,307	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		964,600	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,090,000	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000		1,787,600	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	100,000		109,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		750,825	(a)
Total Transportation					7,118,732
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	430,000		464,938	(a)
Total Industrials					52,516,877
Information Technology — 1.7%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	620,000		664,950	(a)
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,578,895	(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	19

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	$493,580	(a)
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		602,100
IT Services — 0.2%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,020,000		1,071,000	(a)(b)
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		620,060
STATS ChipPAC Ltd., Senior Notes	4.500%	3/20/18	563,000		561,592	(a)
Total Semiconductors & Semiconductor Equipment					1,181,652
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		714,000	(a)
Total Information Technology					7,306,177
Materials — 14.5%
Chemicals — 1.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		388,685	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		1,001,250	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	655,000	EUR	864,106	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,098,886	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	545,926	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	427,888	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		570,960	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		260,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	493,411	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	507,117	(a)
Total Chemicals					6,158,229
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		351,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		618,750	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		506,250	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		1,472,750	(a)
Total Construction Materials					2,948,750
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,419,484	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,188,000	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,686,998	(a)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		$688,875	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	520,000		496,600
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,312,850
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	420,000		443,100
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	540,000		569,700
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	850,000		862,750	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,426,425	(a)(b)
Total Containers & Packaging					12,094,782
Metals & Mining — 8.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		521,250
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,080,000		1,125,900
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	630,000		620,550	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	30,000		29,735
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	70,000		67,544
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	2,290,000		2,201,938	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,593,750	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		458,780	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		456,750	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		250,183	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,040,000		2,040,000	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,050,450	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	390,000		403,650	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	450,000		459,563	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,187,200	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		433,722	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	950,000		973,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,460,000		985,500	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	430,000		361,200	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	730,000		733,650
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	634,278	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	620,000		612,250	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		926,500	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	690,000		764,175	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,343,750	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	21

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000	$585,225	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000	633,150	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000	485,880	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000	398,958
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,150,000	1,213,603	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	760,000	662,590	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	740,000	720,575	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000	404,225	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000	362,100	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000	349,200	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000	573,375
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	750,000	822,187
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000	3,673,239	(g)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000	883,102	(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	150,000	149,736
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000	1,333,602	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000	875,650	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000	184,400	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000	459,355	(a)
Total Metals & Mining				35,006,170
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	530,000	561,137	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000	1,053,385
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000	236,845	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000	251,595
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	197,000	216,700	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000	309,400	(a)(b)
Inversiones CMPC SA	4.375%	5/15/23	260,000	255,812	(a)
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000	486,506	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000	311,537	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	820,000	796,425	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000	680,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000	87,165

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	144,000		$79,920
Total Paper & Forest Products					5,326,427
Total Materials					61,534,358
Telecommunication Services — 9.5%
Diversified Telecommunication Services — 6.4%
AT&T Inc., Senior Notes	4.350%	6/15/45	231,000		215,188	(a)
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	2,233,000		2,143,680	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		372,777	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		1,008,000	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000		242,650	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,119,200	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	770,000		756,525	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,021,000		1,081,494
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		246,230	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,320,000		1,456,950
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		437,000	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,210,600	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		693,450	(a)(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		540,000	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		665,600
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		397,380	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	386,117	EUR	533,849	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,327,648	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,879,844	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	601,550	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,884,650	EUR	3,983,655	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,170,000		3,344,350	(b)
Total Diversified Telecommunication Services					27,257,620
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		584,831	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		984,375	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,007,566	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		451,125	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,173,602	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	790,000		801,820	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,195,950	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,140,000		3,673,800	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,780,000		2,162,700	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	23

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	875,000	$960,312
Total Wireless Telecommunication Services				12,996,081
Total Telecommunication Services				40,253,701
Utilities — 4.7%
Electric Utilities — 1.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000	1,309,800	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000	426,550	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	470,000	509,950
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000	305,557
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	329,067	361,974	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,550,000	1,689,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	450,475	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	483,705	470,403	(b)(f)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000	290,615	(a)
Total Electric Utilities				5,814,824
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000	318,400	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000	523,200	(a)
Total Gas Utilities				841,600
Independent Power Producers & Energy Traders — 3.0%
AES Gener SA, Notes	5.250%	8/15/21	450,000	486,634	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000	672,000
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	162,000	179,010	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	891,000	984,555	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	835,220	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,390,000	1,589,813	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000	2,417,550	(a)(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000	1,008,150	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,360,000	1,482,400	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000	2,633,200	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,878	161,274
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	319,453
Total Independent Power Producers & Energy Traders				12,769,259
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	496,100	(a)
Total Utilities				19,921,783
Total Corporate Bonds & Notes (Cost — $381,778,825)				407,876,523

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 0.3%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	$1	(a)(d)(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.960%	3/18/29	425,000	389,401	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.592%	6/19/29	200,000	185,383	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.699%	2/20/30	200,000	185,857	(h)
Greenpoint Manufactured Housing, 2001-2 IA2	3.699%	2/20/32	350,000	315,085	(h)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.700%	3/13/32	475,000	418,666	(h)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(d)(f)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(d)(f)(j)
Total Asset-Backed Securities (Cost — $1,564,314)				1,494,393
Senior Loans — 2.7%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	254,867	261,239	(k)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	731,300	(k)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,450,000	1,544,250	(k)
Total Hotels, Restaurants & Leisure				2,536,789
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	335,018	(k)
Total Consumer Discretionary				2,871,807
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000	319,300	(k)
H.J. Heinz Co., Bridge Loan	—	11/13/13	1,310,000	1,310,000	(d)(e)(l)
Total Consumer Staples				1,629,300
Energy — 0.4%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000	69,190	(k)
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	540,000	555,670	(k)
Rice Energy LLC, Second Lien Term Loan	—	10/11/18	190,000	191,900	(l)
Sanchez Energy Corp., Bridge Loan	—	7/1/13	1,100,000	1,100,000	(d)(e)(l)
Total Oil, Gas & Consumable Fuels				1,847,570
Total Energy				1,916,760
Industrials — 0.6%
Machinery — 0.6%
Gardner Denver Inc., Bridge Term Loan	—	5/6/16	1,320,000	1,320,000	(d)(e)(l)
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000	1,223,097	(k)
Total Machinery				2,543,097

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	25

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended Term Loan B	4.195%	3/23/18	636,236		$634,760	(k)
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	531,598	(k)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		568,012	(k)
Total Materials					1,099,610
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	684,194		696,168	(k)
Total Senior Loans (Cost — $11,036,852)					11,391,502
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost — $398,916)	7.000%	1/31/20	2,546,000	MXN	268,981	(a)
Sovereign Bonds — 24.1%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	470,000		408,587
Brazil — 1.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	547,316
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,828,000	BRL	6,512,499
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,220,000	BRL	563,171
Total Brazil					7,622,986
Chile — 0.7%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		370,938	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,030,627	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	640,000		612,447	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		831,937
Total Chile					2,845,949
Colombia — 1.2%
Republic of Colombia	11.750%	2/25/20	544,000		830,960
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,283,020
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		396,825
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		624,243
Total Colombia					5,135,048
Croatia — 0.2%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		871,463	(a)
Indonesia — 1.9%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		1,572,112	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	6,290,000		6,242,825	(a)

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		$195,319	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		202,938	(a)
Total Indonesia					8,213,194
Malaysia — 0.0%
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	83,082
Mexico — 2.4%
Mexican Bonos, Bonds	8.000%	6/11/20	47,832,800	MXN	4,405,207
Mexican Bonos, Bonds	6.500%	6/9/22	8,317,900	MXN	702,830
Mexican Bonos, Bonds	10.000%	12/5/24	8,750,000	MXN	947,245
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	1,146,796
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,540
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		147,560	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		412,200	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,909,000	(b)
United Mexican States, Senior Notes	4.750%	3/8/44	770,000		766,150	(b)
Total Mexico					10,441,528
Panama — 0.4%
Republic of Panama, Senior Bonds	9.375%	4/1/29	975,000		1,546,350
Republic of Panama, Senior Bonds	6.700%	1/26/36	9,000		11,543
Republic of Panama, Senior Bonds	4.300%	4/29/53	290,000		258,100
Total Panama					1,815,993
Peru — 1.3%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,394,362
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		67,825
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,627,195
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000		294,613
Total Peru					5,383,995
Philippines — 0.5%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,640,000		1,955,700	(b)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		2,004,450	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,014,600	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,352,660	(b)
Total Poland					5,371,710
Russia — 4.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		512,206	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		445,728	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		365,177	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	27

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond — OFZ, Bonds	7.400%	6/14/17	104,942,000	RUB	$3,403,222
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	6,134,702		7,465,933	(a)(g)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	4,600,000		5,048,500	(a)
Total Russia					17,240,766
Turkey — 3.8%
Republic of Turkey, Bonds	9.000%	3/8/17	6,007,900	TRY	3,489,234
Republic of Turkey, Notes	6.750%	5/30/40	812,000		1,022,105
Republic of Turkey, Notes	4.875%	4/16/43	7,500,000		7,462,500	(b)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		585,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,641,250	(b)
Total Turkey					16,200,089
Venezuela — 4.5%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	875,000		889,875
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		373,577
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	14,261,000		13,334,035	(a)(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000		219,600
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000		1,439,160	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000		2,430,000	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	475,000		382,375
Total Venezuela					19,068,622
Total Sovereign Bonds (Cost — $98,462,231)					102,658,712

	Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.	46,209	92,418	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares	1,804	46,994	*
Total Consumer Discretionary		139,412
Financials — 1.2%
Diversified Financial Services — 0.9%
Citigroup Inc.	75,394	3,919,734	(b)
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.	17,234	889,964	*
Realogy Holdings Corp.	6,390	329,997	*(d)(e)
Total Real Estate Management & Development		1,219,961
Total Financials		5,139,695

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Security	Shares	Value
Industrials — 0.5%
Building Products — 0.0%
Nortek Inc.	247	$17,450	*
Marine — 0.5%
DeepOcean Group Holding AS	56,705	1,305,349	*(d)(e)
Horizon Lines Inc., Class A Shares	402,515	583,647	*
Total Marine		1,888,996
Total Industrials		1,906,446
Total Common Stocks (Cost — $6,612,769)		7,185,553

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $145,000)	6.000%	5,800	122,322
Preferred Stocks — 0.8%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Sanchez Energy Corp., Series B	6.500%	12,500	748,438	(a)
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%	90,029	2,396,572	(h)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%	5,950	167,135	(h)
Total Financials			2,563,707
Total Preferred Stocks (Cost — $2,962,850)			3,312,145

	Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	2,675	72,559
SemGroup Corp.	11/30/14	3,390	98,378	*(d)(e)
Total Warrants (Cost — $82,925)			170,937
Total Investments — 125.5% (Cost — $503,044,682#)			534,481,068
Liabilities in Excess of Other Assets — (25.5)%			(108,691,132)
Total Net Assets — 100.0%			$425,789,936

†    Face amount denominated in U.S. dollars, unless otherwise noted.

*    Non-income producing security.

(a)   Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	29

Schedule of investments (cont’d)

May 31, 2013

Western Asset Global High Income Fund Inc.

(b)   All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)   Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)   Illiquid security (unaudited).

(e)   Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)   The coupon payment on these securities is currently in default as of May 31, 2013.

(g)   All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)   Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)   Security has no maturity date. The date shown represents the next call date.

(j)   Value is less than $1.

(k)   Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)   All or a portion of this loan is unfunded as of May 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#    Aggregate cost for federal income tax purposes is $504,857,057.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Call (Premiums received — $74,700)	6/19/13	$104.00	9,000,000	$110,051

1     In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†    Notional amount denominated in U.S dollars, unless otherwise noted.

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2013 Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country (unaudited)**

United States	47.2%
Mexico	5.6
Russia	4.7
Brazil	4.0
Luxembourg	3.9
Venezuela	3.6
United Kingdom	3.0
Turkey	3.0
Indonesia	2.1
Colombia	1.8
Ireland	1.6
Germany	1.6
Netherlands	1.4
Italy	1.3
Peru	1.3
France	1.2
Chile	1.1
Poland	1.0
Spain	0.9
Australia	0.9
Cayman Islands	0.8
South Africa	0.8
Malaysia	0.7
India	0.6
Canada	0.6
Panama	0.6
Kazakhstan	0.5
Philippines	0.4
Norway	0.4
Bermuda	0.3
Qatar	0.3
Marshall Islands	0.3
United Arab Emirates	0.3
Jersey	0.3
Belgium	0.3
China	0.2
Trinidad and Tobago	0.2
Argentina	0.2
Czech Republic	0.2
Croatia	0.2
Sweden	0.2
Japan	0.1
Singapore	0.1
Bahamas	0.1
British Virgin Islands	0.1
100.0%

**  As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2013 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	31

Statement of assets and liabilities

May 31, 2013

Assets:
Investments, at value (Cost — $503,044,682)	$534,481,068
Foreign currency, at value (Cost — $160,766)	160,419
Interest receivable	9,622,522
Deposits with brokers for swap contracts	1,620,000
Receivable for securities sold	1,342,890
Unrealized appreciation on forward foreign currency contracts	526,111
Prepaid expenses	25,639
Other receivables	71,175
Total Assets	547,849,824

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for open reverse repurchase agreements	12,443,478
Payable for securities purchased	7,267,717
Swaps, at value (net premiums received — $35,133)	908,502
Investment management fee payable	373,674
Due to custodian	361,934
Unrealized depreciation on forward foreign currency contracts	251,197
Written options, at value (premiums received — $74,700)	110,051
Payable for open swap contracts	96,194
Interest payable	90,473
Accrued expenses	156,668
Total Liabilities	122,059,888
Total Net Assets	$425,789,936

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$ 31,053
Paid-in capital in excess of par value	441,388,200
Undistributed net investment income	12,113,011
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(58,501,941)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	30,759,613
Total Net Assets	$425,789,936

Shares Outstanding	31,053,250

Net Asset Value	$13.71

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2013 Annual Report

Statement of operations

For the Year Ended May 31, 2013

Investment Income:
Interest	$40,176,373
Dividends	378,606
Less: Foreign taxes withheld	(32,174)
Total Investment Income	40,522,805

Expenses:
Investment management fee (Note 2)	4,528,764
Interest expense (Notes 3 and 5)	1,132,140
Excise tax (Note 1)	380,113
Legal fees	98,342
Audit and tax	73,850
Transfer agent fees	70,632
Directors’ fees	65,817
Custody fees	57,335
Shareholder reports	46,776
Stock exchange listing fees	26,839
Insurance	9,916
Miscellaneous expenses	12,600
Total Expenses	6,503,124
Less: Fee waivers and/or expense reimbursements (Note 2)	(266,398)
Net Expenses	6,236,726
Net Investment Income	34,286,079

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,819,444
Futures contracts	(27,587)
Written options	926,132
Swap contracts	(3,753,316)
Foreign currency transactions	777,971
Net Realized Gain	2,742,644
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,660,202
Futures contracts	61,954
Written options	7,810
Swap contracts	(1,251,815)
Foreign currencies	(2,705,284)
Change in Net Unrealized Appreciation (Depreciation)	26,772,867
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	29,515,511
Increase in Net Assets From Operations	$63,801,590

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	33

Statements of changes in net assets

For the Years Ended May 31,	2013	2012

Operations:
Net investment income	$ 34,286,079	$ 36,601,908
Net realized gain	2,742,644	4,528,276
Change in net unrealized appreciation (depreciation)	26,772,867	(30,611,590)
Increase in Net Assets From Operations	63,801,590	10,518,594

Distributions to Shareholders From (Note 1):
Net investment income	(35,747,410)	(35,490,043)
Decrease in Net Assets From Distributions to Shareholders	(35,747,410)	(35,490,043)

Fund Share Transactions:
Reinvestment of distributions (197,110 and 198,433 shares issued, respectively)	2,642,319	2,492,351
Increase in Net Assets From Fund Share Transactions	2,642,319	2,492,351
Increase (Decrease) in Net Assets	30,696,499	(22,479,098)

Net Assets:
Beginning of year	395,093,437	417,572,535
End of year*	$425,789,936	$395,093,437
* Includes undistributed net investment income of:	$12,113,011	$13,574,883

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2013 Annual Report

Statement of cash flows

For the Year Ended May 31, 2013

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 63,801,590
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(210,283,101)
Proceeds from sales of portfolio securities	207,193,378
Cash paid for purchased options	(798,435)
Net amortization of premium (accretion of discount)	(105,635)
Payment-in-kind	(1,168,678)
Decrease in receivable for securities sold	193,638
Decrease in interest receivable	777,070
Decrease in prepaid expenses	1,553
Decrease in receivable from principal paydown	5,169
Increase in other receivable	(22,646)
Decrease in deposits with brokers for futures contracts	160,000
Increase in deposits with brokers for swap contracts	(1,620,000)
Upfront premiums received for swap contracts	558,194
Decrease in payable for open swap contracts	(46,617)
Decrease in payable for securities purchased	(519,601)
Increase in investment management fee payable	23,782
Decrease in interest payable	(40,669)
Decrease in accrued expenses	(9,212)
Decrease in premiums received from written options	(385,192)
Decrease in payable to broker — variation margin on open futures contracts	(8,414)
Net realized gain on investments	(4,819,444)
Change in unrealized appreciation of investments, written options, swap contracts and forward foreign currency transactions	(26,577,377)
Net Cash Provided by Operating Activities*	26,309,353

Cash Flows From Financing Activities:
Distributions paid on common stock	(33,105,091)
Due to custodian	361,934
Decrease in payable for reverse repurchase agreements	(176,399)
Net Cash Used in Financing Activities	(32,919,556)
Net Decrease in Cash	(6,610,203)
Cash at Beginning of Year	6,770,622
Cash at End of Year	$ 160,419

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 2,642,319

*  Included in operating expenses is cash of $1,172,809 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Annual Report	35

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2013[1]	2012	2011	2010	2009

Net asset value, beginning of year	$12.80	$13.62	$12.08	$10.23	$13.36

Income (loss) from operations:
Net investment income	1.11	1.19	1.19	1.06	0.87
Net realized and unrealized gain (loss)	0.96	(0.85)	1.47	1.83	(2.98)
Total income (loss) from operations	2.07	0.34	2.66	2.89	(2.11)

Less distributions from:
Net investment income	(1.16)	(1.16)	(1.12)	(1.04)	(1.02)
Total distributions	(1.16)	(1.16)	(1.12)	(1.04)	(1.02)

Net asset value, end of year	$13.71	$12.80	$13.62	$12.08	$10.23

Market price, end of year	$13.30	$12.85	$13.38	$10.73	$8.83
Total return, based on NAV [2,3]	16.51%	2.81%	22.75%	28.83%	(15.05)%
Total return, based on Market Price [4]	12.77%	5.32%	36.14%	33.89%	(17.37)%

Net assets, end of year (000s)	$425,790	$395,093	$417,573	$369,751	$313,209

Ratios to average net assets:
Gross expenses	1.53%	1.56%	1.59%	1.74%	3.14%
Net expenses [5,6]	1.47 [7]	1.50 [7]	1.53 [7]	1.72 [7]	3.14
Net investment income	8.08	9.26	9.03	8.96	8.56

Portfolio turnover rate	40%	33%	75%	85%[8]	35%[8]

Supplemental data:
Loans outstanding, end of year (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage (000s)	$525,790	$495,093	$517,572	$469,751	$413,209
Asset coverage for loan outstanding	526%	495%	518%	470%	413%
Weighted average loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted average interest rate on loans	1.08%	1.10%	1.36%	1.36%	2.85%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	Ratio includes commitment fees incurred on the line of credit, if any.
6	The impact of compensating balance arrangements, if any, was less than 0.01%.
7	Reflects fee waivers and/or expense reimbursements.
8

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172% and 341% for the years ended May 31, 2010 and 2009, respectively.

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not

Western Asset Global High Income Fund Inc. 2013 Annual Report	37

Notes to financial statements (cont’d)

limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Western Asset Global High Income Fund Inc. 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$406,080,167	$1,796,356	$407,876,523
Asset-backed securities	—	1,494,393	—	1,494,393
Senior loans	—	11,391,502	—	11,391,502
Convertible bonds & notes	—	268,981	—	268,981
Sovereign bonds	—	102,658,712	—	102,658,712
Common stocks:
Consumer discretionary	$ 46,994	—	92,418	139,412
Financials	4,809,698	329,997	—	5,139,695
Industrials	601,097	—	1,305,349	1,906,446
Convertible preferred stocks	122,322	—	—	122,322
Preferred stocks	2,563,707	748,438	—	3,312,145
Warrants	—	170,937	—	170,937
Total investments	$8,143,818	$523,143,127	$3,194,123	$534,481,068
Other financial instruments:
Forward foreign currency contracts	—	$ 526,111	—	$ 526,111
Total	$8,143,818	$523,669,238	$3,194,123	$535,007,179

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$ 110,051	—	$ 110,051
Forward foreign currency contracts	—	251,197	—	251,197
Credit default swaps on credit indices — buy protection‡	—	908,502	—	908,502
Total	—	$1,269,750	—	$1,269,750

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally

Western Asset Global High Income Fund Inc. 2013 Annual Report	39

Notes to financial statements (cont’d)

has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise

40	Western Asset Global High Income Fund Inc. 2013 Annual Report

upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Global High Income Fund Inc. 2013 Annual Report	41

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2013, the fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

42	Western Asset Global High Income Fund Inc. 2013 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

Western Asset Global High Income Fund Inc. 2013 Annual Report	43

Notes to financial statements (cont’d)

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of

44	Western Asset Global High Income Fund Inc. 2013 Annual Report

time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,269,750. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,620,000, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $380,113 of Federal excise taxes attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Global High Income Fund Inc. 2013 Annual Report	45

Notes to financial statements (cont’d)

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$380,113	—	$(380,113)
(b)	(380,654)	$380,654	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2013, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the year ended May 31, 2013, fees waived and/or expenses reimbursed amounted to $266,398.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

46	Western Asset Global High Income Fund Inc. 2013 Annual Report

3. Investments

During the year ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$210,283,101
Sales	207,193,378

At May 31, 2013, the aggregate g ross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 40,158,015
Gross unrealized depreciation	(10,534,004)
Net unrealized appreciation	$ 29,624,011

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,380,573	0.60%	$12,619,877

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.55% to 0.65% during the year ended May 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $50,114.

At May 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD*	$ 5,451,830
Deutsche Bank Securities Inc.	0.55%	2/25/2013	TBD*	6,991,648
				$12,443,478

*

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $13,039,559.

During the year ended May 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2012	34,766,000	$459,892
Options written	163,932,400	811,844
Options bought back	—	—
Options exercised	(45,265,700)	(270,904)
Options expired	(144,432,700)	(926,132)
Written options, outstanding as of May 31, 2013	9,000,000	$ 74,700

Western Asset Global High Income Fund Inc. 2013 Annual Report	47

Notes to financial statements (cont’d)

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank N.A.	305,581	$ 464,077	8/16/13	$ (8,734)
Euro	Citibank N.A.	225,076	292,667	8/16/13	1,731
Mexican Peso	Morgan Stanley & Co.	50,397,085	3,918,494	8/16/13	(242,463)
					(249,466)
Contracts to Sell:
British Pound	Credit Suisse	1,583,000	2,404,054	8/16/13	53,007
British Pound	UBS AG	2,093,971	3,180,051	8/16/13	57,082
Euro	Citibank N.A.	11,821,983	15,372,182	8/16/13	152,682
Euro	Credit Suisse	4,060,753	5,280,217	8/16/13	48,409
Euro	UBS AG	22,952,855	29,845,709	8/16/13	191,545
Polish Zloty	Citibank N.A.	1,742,895	527,340	8/16/13	21,655
					524,380
Net unrealized gain on open forward foreign currency contracts					$ 274,914

At May 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (Markit CDX.NA.HY.18 Index)	$ 3,217,500	6/20/17	5.000% quarterly	$(225,107)	$ 118,103	$(343,210)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,227,500	6/20/17	5.000% quarterly	(155,844)	24,201	(180,045)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	326,700	6/20/17	5.000% quarterly	(22,857)	1,278	(24,135)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,574,000	6/20/17	5.000% quarterly	(180,086)	11,639	(191,725)
Credit Suisse (Markit CDX.NA.HY.19)	5,210,000	12/20/17	5.000% quarterly	(324,608)	(190,354)	(134,254)
Total	$13,555,700			$(908,502)	$ (35,133)	$(873,369)

1

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

48	Western Asset Global High Income Fund Inc. 2013 Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2013.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$526,111

LIABILITY DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Written swaptions	—	$ 110,051	$ 110,051
Swap contracts[2]	—	908,502	908,502
Forward foreign currency contracts	$251,197	—	251,197
Total	$251,197	$1,018,553	$1,269,750

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(1,627,383)	$(1,627,383)
Written options	—	—	926,132	926,132
Futures contracts	$(27,587)	—	—	(27,587)
Swap contracts	—	—	(3,753,316)	(3,753,316)
Forward foreign currency contracts	—	$927,576	—	927,576
Total	$(27,587)	$927,576	$(4,454,567)	$(3,554,578)

1	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Global High Income Fund Inc. 2013 Annual Report	49

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ 30,477	$ 30,477
Written options	—	—	7,810	7,810
Futures contracts	$61,954	—	—	61,954
Swap contracts	—	—	(1,251,815)	(1,251,815)
Forward foreign currency contracts	—	$(2,838,820)	—	(2,838,820)
Total	$61,954	$(2,838,820)	$(1,213,528)	$(3,990,394)

1	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 169,721
Written options	202,454
Futures contracts (to sell)†	3,872,827
Forward foreign currency contracts (to buy)	7,324,956
Forward foreign currency contracts (to sell)	60,712,709

Average Notional Balance
Credit default swap contracts (to buy protection)	$22,511,162

†	At May 31, 2013, there were no open positions held in this derivative.

5. Loan

The Fund has a revolving credit agreement with a financial institution that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended May 31, 2013 was $1,082,026. For the year ended May 31, 2013, the Fund did not incur a commitment fee. At May 31, 2013, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2013, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.08%.

6. Distributions subsequent to May 31, 2013

On May 17, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.09625 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

50	Western Asset Global High Income Fund Inc. 2013 Annual Report

7. Capital shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$35,747,410	$35,490,043

As of May 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 12,598,979
Capital loss carryforward*	(56,075,737)
Other book/tax temporary differences[a]	(1,099,797)
Unrealized appreciation (depreciation)[b]	28,947,238
Total accumulated earnings (losses) — net	$(15,629,317)

*

During the taxable year ended May 31, 2013, the Fund utilized $ 4,189,402 of its capital loss carryforward available from prior years. As of May 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,075,737)

This amount will be available to offset any future taxable capital gains.

a

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

b

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Global High Income Fund Inc. 2013 Annual Report	51

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Income Fund Inc. (the “Fund”), including the schedule of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 203, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 19, 2013

52	Western Asset Global High Income Fund Inc. 2013 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Western Asset Global High Income Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

54	Western Asset Global High Income Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	29
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Western Asset Global High Income Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) (formerly, a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

Number of portfolios in fund complex overseen by Director (including the Fund)	151
Other board memberships held by Director	None

56	Western Asset Global High Income Fund Inc.

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

58	Western Asset Global High Income Fund Inc.

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†              Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

1              The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2              Effective February 1, 2013, Ms. Kamerick became a Director.

3              Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	59

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

60	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	61

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for

62	Western Asset Global High Income Fund Inc.

the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	63

Western Asset

Global High Income Fund Inc.

Directors	Western Asset Global High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Pte. Ltd.	EHI
Officers
Kenneth D. Fuller*	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	6201 15th Avenue
Robert I. Frenkel	Brooklyn, NY 11219
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*                 Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**          Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX010005 7/13 SR13-1970

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2012 and May 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,950 in 2012 and $70,050 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2012 and $6,500 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2013.

(h) Yes.  Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

91101

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	17 registered investment companies with $5.1 billion in total assets under management	52 Other pooled investment vehicles with $33.7 billion in assets under management #	102 Other accounts with $27.1 on in total assets under management##

Stephen A. Walsh‡	101 registered investment companies with $180.0 billion in total assets under management	235 Other pooled investment vehicles with $93.5 billion in assets under management*	711 Other accounts with $169.7 billion in total assets under management**

Keith J. Gardner‡	30 registered investment companies with $25.5 billion in total assets under management	28 Other pooled investment vehicles with $14.4 billion in assets under management***	165 Other accounts with $40.4 billion in total assets under management****

Michael C. Buchanan‡	43 registered investment Companies with $32.9 billion in total assets Under management	52 Other pooled investment vehicles with $29.0 billion in assets under management+	195 Other accounts with $50.0 billion in total assets under management++

Ryan K. Brist‡	9 registered investment Companies with $1.5 billion in total assets Under management	14 Other pooled investment vehicles with $9.4 billion in assets under management	41 Other accounts with $14.2 billion in total assets under management+++

Christopher Kilpatrick‡	9 registered investment companies with $3.3 billion in total assets under management	1 Other pooled investment vehicle with $0.2 billion in assets under management	None

#	Includes 2 accounts managed, totaling $303 million, for which advisory fee is performance based.
##	Includes 11 accounts managed, totaling $4.0 billion, for which advisory fee is performance based.
*	Includes 6 accounts managed, totaling $950 million, for which advisory fee is performance based.
**	Includes 61 accounts managed, totaling $15.9 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $133 million, for which advisory fee is performance based.
****	Includes19 accounts managed, totaling $6.9 billion, for which advisory fee is performance based.
+	Includes 3 accounts managed, totaling $466 million, for which advisory fee is performance based.
++	Includes 20 accounts managed, totaling $6.9 billion, for which advisory fee is performance based.

+++	Includes 2 accounts managed, totaling $347 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	D
Ryan K. Brist	A
Christopher F. Kilpatrick	C

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.
By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Global High Income Fund Inc.

Date:	July 25, 2013